Capital Management	12 Months Ended
Dec. 31, 2025
Capital Management [Abstract]
Capital Management
13.	CAPITAL MANAGEMENT
The primary objective of the Company’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios to support its business and maximize the shareholders’ value. The Company also ensures its ability to operate continuously to provide returns to shareholders and the interests of other related parties, while maintaining the optimal capital structure to reduce costs of capital.
To maintain or adjust the capital structure, the Company may adjust the dividend payment to shareholders, return capital to shareholders, issue new shares or dispose assets to redeem liabilities.
Similar to its peers, the Company monitors its capital based on debt to capital ratio. The ratio is calculated as the Company’s net debt divided by its total capital. The net debt is derived by taking the total liabilities on the consolidated balance sheets minus cash and cash equivalents. The total capital consists of total equity (including capital, additional paid-in
capital, retained earnings, other components of equity and
non-controlling
interests) plus net debt.

The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2024 and 2025 were as follows:

	As of December 31,
	2024	2025
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$194,462,244	$201,362,691
Less: Cash and cash equivalents	(105,000,226)	(110,660,052)

Net debt	89,462,018	90,702,639
Total equity	365,706,711	365,912,172

Total capital	$455,168,729	$456,614,811

Debt to capital ratios	19.65%	19.86%